Zep Inc. Company Overview May 2010 Exhibit 99.1

Copyright 2010. Zep Inc. - All rights reserved. Copyright 2010. Zep Inc. - All rights reserved.
This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations, or outcomes to differ materially from our historical experience, the historical experience of Amrep, Inc., and the historical experience of Acuity Brands, Inc. (our parent company prior to our spin-off from
Acuity Brands on October 31, 2007) as well as management’s present expectations or projections. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any projections of financial information; any statements about historical results that may suggest trends for our business;
any statements of the plans, strategies, and objectives of management for future operations; any statements of expectation or belief regarding future events, potential markets or market size, technology developments, or enforceability of our intellectual property rights; and any statements of assumptions underlying any of the items mentioned.
The financial information herein or implied hereby are based on estimates and/or information available to us at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from our current expectations as a result of many factors, including but not limited to: underlying assumptions or expectations related to customer and supplier relationships and prices; competition; ability to realize anticipated benefits from initiatives and timing of benefits; market demand; litigation and other contingent liabilities, such as environmental matters; and economic, political, governmental, technological, and natural disaster related factors affecting Zep‘s operations, tax rate, markets, products, services, and prices, among others. For a description of additional risks, and uncertainties, please refer to the Company’s filings with the Securities and Exchange
Commission, including its Form 10–K for fiscal year 2009. The discussion under the heading “Risk Factors” in part one, item 1A of the Form 10-K for fiscal year 2009 is specifically incorporated by reference into this presentation.
We assume no obligation and do not intend to update these forward-looking statements.
Forward-Looking Statements
2 2

Copyright 2010. Zep Inc. - All rights reserved.

Investment Appeals
Cash Flow:
Track record of strong and
consistent cash flow generation
Operating Leverage:
Sales growth should yield attractive
profitability due to streamlined product
offering, supply chain processes and cost
structure
Fragmented Market:
Ability to grow organically and through
acquisitions

Copyright 2010. Zep Inc. - All rights reserved.
Industry and Business Overview
US Cleaning Maintenance Chemicals Market ($bn)
Industry Growth approximates GDP
Fragmented industry - few national, public
companies serving the industrial/institutional
markets
Favorable demographics - environmental, health
and safety concerns, aging automobiles
Retailers
17%
Distributors
17%
I&I Direct
66%
TTM* Sales
of $601mm
(2/28/2010)
Zep Inc. Leading Market Positions
Transportation – Leading supplier to vehicle maintenance, vehicle wash markets, retail automotive aftermarket and automotive OEM
Contractors/homeowners – Largest supplier of industrial cleaning chemicals to The Home Depot
Industrial – No. 1 janitorial supplier in manufacturing through direct and distribution relationships
Food processing and service – One of the top suppliers in meat and poultry processing and in baking
Government – One of the top suppliers in government/schools
Hospitality/healthcare – Small but growing area for Zep
Zep Inc. Market Breakdown
(% of Revenues)
4
Est. $19 bn US Market¹

Source:  Information compiled by Zep Inc. based on research provided by Kline &
Company and the Automotive Aftermarket Industry Association.
Retailers
$6.8
35%
Distributors
$8.4
44%
I&I Direct
$4.0
21%
Pro forma after Amrep acquisition

* TTM = Trailing Twelve Months

Copyright 2010. Zep Inc. - All rights reserved.

Direct Sales
and Service
Distribution Retail
Long-Term Goal
Sales by
Channel more
reflective of the
overall market
Evolving Business Model
Historically, primary
channel to market
Zep founded on the Direct
S&S business in 1937
Superior Solutions is key
competitive advantage
•Highly effective products
•Experienced sales
professionals
•Skilled technical support
Acquired retail business
(Enforcer) in 1997
Launched Zep Commercial
exclusively at The Home
Depot in 1998
Expanded focus to
hardware and automotive
aftermarket with Zep
Commercial in 2009
Expanded presence further
with Amrep acquisition
Developed strategy in 2007
Launched Zep Professional
brand in 2008
Accelerated growth with
acquisition of Amrep

Copyright 2010. Zep Inc. - All rights reserved.
Grow share with existing and new customers
Vision
We will be a leading provider of innovative,
environmentally sustainable cleaning and
maintenance solutions for commercial,
industrial and consumer end users.
Simplify &
Improve Zep
Sales & Service
Expand
Distribution
Invest in
International
Become
Acquisitive
Profitable Growth Strategy
6
Diversify Retail
Presence

Superior Solutions

| | | |
|---|---|---|
| **Transportation**<br>- Vehicle Wash<br>- Vehicle Maintenance | Delta Airlines<br>Car Wash Technologies | Zep |
| **Industrial**<br>- Manufacturing<br>- Construction | Wilson Supply<br>Wainwright Industries | SELIG INDUSTRIES |
| **Food**<br>- Processing<br>- Service | Tyson Foods<br>Fresh Express | ENFORCER |
| **Government**<br>- Schools<br>- Municipalities<br>- Federal Government | U.S. Communities<br>GSA | |
| **Institutional**<br>- Hospitality<br>- Healthcare | Stericycle<br>Detroit Edison | |

- Expand and leverage sales force
- Demand Shape Product Line
- New Product Vitality with emphasis on environmental products
- Transform from "products-driven" to "market-driven" organization
- Shift marketing strategy to focus on verticals
- North American Manufacturing and Distribution Strategy
- Lean Implementation

Copyright 2010. Zep Inc. - All rights reserved. 7 Simplify and Improve Zep Sales & Service Channels Brands Strategic Focus Example Accounts

Superior Solutions

| | |
|---|---|
| Home Improvement | The Home Depot<br>Lowes<br>Menards |
| Hardware | Ace<br>True Value<br>Orgill<br>Do It Best<br>Sears |
| Mass Merchandise | Wal-Mart |
| Dollar/Discount | Family Dollar |
| Office Supplies | Office Depot |
| Automotive Aftermarket | AutoZone<br>Advance Auto Parts |

Zep Commercial

ENFORCER

Red Max Pro

Rubbermaid

Advance Auto Parts — Keep the wheels turning.

AutoZone

Next Dimension

Original Bike Spirits

- Diversified branding allows Zep Inc. to penetrate high-quality retailers in the Home Improvement and Hardware industry
- Private branded products offered increases end-market penetration and consumer access
- Opportunity to expand product assortment to existing customers
- Continue identifying new retail channels of distribution

Copyright 2010. Zep Inc. - All rights reserved. 8 Diversify Retail Presence Channels Brands Strategic Focus Example Accounts

Superior Solutions

| | | | |
|---|---|---|---|
| MRO / Industrial | WW Grainger<br>Fastenal<br>HD Supply | MISTY<br>i-Chem<br>Zep Professional<br>Zep Commercial<br>ENFORCER | ▪ Focus on penetrating large national and regional distributors across multiple end-markets<br>▪ Offer multiple value propositions/brands to meet customer's needs |
| Jan / San | Lagasse<br>TripleS<br>Am San | | |
| Automotive OEM/ Distributors | Toyota<br>Nissan<br>Subaru<br>Kia<br>Wurth | | |
| Redistribution | R³<br>Lagasse | | |

Copyright 2010. Zep Inc. - All rights reserved. 9 Expand Distribution Private Brands Channels Brands Strategic Focus Example Accounts

EUROPE
EUROPEAN UNION
EU Member States
EU New Members 2004
EU Candidates
EFTA Member States
ICELAND
Norwegian Sea
SVERIGE
SWEDEN
SUOMI
FINLAND
NORGE
NORWAY
RUSSIA
North Sea
DANMARK
DENMARK
Atlantic Ocean
UNITED KINGDOM
BELARUS
POLAND
DEUTSCHLAND
GERMANY
UKRAINE
FRANCE
HUNGARY
ROMANIA
Bay of Biscay
Black Sea
BULGARIA
ITALIA
ITALY
PORTUGAL
ESPAÑA
SPAIN
Tyrrhenian Sea
ASIA
TURKEY
Mediterranean Sea
AFRICA
MALTA

Copyright 2010. Zep Inc. - All rights reserved. Copyright 2010. Zep Inc. - All rights reserved.

Benelux
Italy
Vision for Europe . . .
Drive core Italian business
Integrate European business
Expand geographically
International Strategy
Current European Locations

Copyright 2010. Zep Inc. - All rights reserved. Copyright 2010. Zep Inc. - All rights reserved.
Interested in businesses that  . . .
- Expand Zep Inc.’s access to market
- New products/innovation
- Manufacturing capacity in new geographies closer to customers
- Generate revenues between $50M and $150M
- Increase earnings (accretive) within the first two years
- Expand Zep Inc. in European markets

Acquisitive Growth Strategy
Actively Seeking Acquisition Opportunities

Superior Solutions

| | |
|---|---|
| **Sales** | • Combined distributor selling organizations and removed redundant positions |
| **Sourcing** | • Completed negotiations with vendors yielding significant synergies |
| **Manufacturing** | • In process of consolidating Zep aerosols into Amrep and Amrep liquids into Zep's production facilities |
| **Logistics** | • In process of consolidating Amrep's warehousing into Zep's distribution network; pursuing freight savings |
| **Administrative** | • Consolidated Treasury, Tax, HR, Payroll, Benefits, EH&S and other functions into Zep |

Copyright 2010. Zep Inc. - All rights reserved. Copyright 2010. Zep Inc. - All rights reserved.
12
Amrep Integration Update
Integration efforts began immediately after January 2010 acquisition…
On track to achieve $5 million in annualized synergies as we enter into
Fiscal 2011 and potential of $7 million in total synergies within 24 months

Financial Overview

Copyright 2010. Zep Inc. - All rights reserved. Copyright 2010. Zep Inc. - All rights reserved.
Long-Term Financial Objectives
Revenue growth in excess of market growth
Target of 50 bp annualized EBITDA margin improvement
11-13% annualized EPS improvement
Return on Invested Capital (ROIC) target of 15%+

Superior Solutions

$114.6
$127.4
$243.8
$254.1

$(0.2)
$2.0
$(0.6)
$7.9

$1.0
$(3.0)
$(10.0)
$4.1

Copyright 2010. Zep Inc. - All rights reserved.
2Q YTD
2009
2010
2Q YTD
2009
2010
2Q YTD
2009
2010
Second Quarter 2010 Results
($ millions)
Adjusted Net Income
($ millions)
Revenue
Fiscal 2Q’10 Results:
Adjusted diluted EPS grew to $0.09 before acquisition-
related expenditures and charges
Revenues increased 11% aided by the benefits of
acquisitive growth
S,D & A costs declined 640 basis points due to the
impact on sales and product mix from the Amrep
acquisition as well as previously enacted restructuring
initiatives and enterprise-wide cost containment
Fiscal 2Q’10 Accomplishments:
Amrep acquisition accretive to earnings
Gross synergies with Amrep expected to contribute
$1.5 million during fiscal 2010; $5 million on
annualized basis beginning fiscal 2011
Forged relationships with nation’s top two automotive
aftermarket retailers - AutoZone and Advanced Auto
Continued to increase capacity of direct sales force
Cash Flow from Operations
($ millions)
Please see appendix for a reconciliation of Adjusted Net Income. Net income for 2Q of fiscal years 2010 and 2009 was $0.7mm and
$(0.9)mm, respectively.
The Company is well positioned for long-
term growth and increased earnings

Experienced raw material cost pressures during the fiscal second quarter 2010

Immediately began evaluating new suppliers and price increases to mitigate impact of cost increases

Quickly enacted price increases on certain products

Initiatives expected to offset raw material increases beginning in fiscal fourth quarter 2010

Copyright 2010. Zep Inc. - All rights reserved. Copyright 2010. Zep Inc. - All rights reserved.
Raw Materials Update

• Raw materials impacted:
• Ethylene
• Propylene
• D-limonene
• Pricing structure designed
to retain margins on
products impacted by rising
commodity costs
• Strong history of
recapturing impact of raw
material increases

Superior Solutions

$40.0
$30.0
$20.0
$10.0
$0.0
$5.5
$23.0
$5.8
$25.1
$9.2
$17.2
$7.5
$22.9
2006
2007
2008
2009

Copyright 2010. Zep Inc. - All rights reserved.
Strong Cash Flow Generation
Use-of-Cash Strategies
Fund normal operations
Fund dividend
Invest in Strategic Growth Initiatives
Pay down long-term debt
($ millions)
Net Cash Provided by
Operating Activities
Capital Expenditure
Free Cash Flow
Strong Free Cash Flow (FCF) - an important characteristic of the Zep business model
Average FCF of approximately $22M over the last four years
Noteworthy FCF generation despite investments in Strategic Growth Initiatives
Baseline level of capital expenditures of $11M to $13M expected for fiscal 2010
$30.4
$28.5
$30.9
$26.4
Free Cash Flow is defined as Net Cash Provided by Operating Activities less Capital Expenditures.

Copyright 2010. Zep Inc. - All rights reserved.
Borrowings
   - Revolver 83.3 $
   - Receivables Facility 15.0 $
   - IRB 7.2 $
Total Debt 105.5 $
Total Equity 115.5 $
Total Capitalization 221.0 $
Cash Balances 15.5 $
Debt Financing
$100 million, 5-year Revolving Credit
Facility; matures in 2012
$40 million, 3-year Loan and Security
Agreement; matures in 2012
$7.2 million of IRB debt
$20 million interest rate swaps at  3.2% -
3.5% that mature in June 2010
$200 million Shelf Registration filed with
the SEC
(1) As defined in our credit agreement, which states that adjusted EBITDA is equal to
EBITDA plus certain non-cash items.
Total Debt/Credit Agreement
Adjusted EBITDA(1)
2.21
Total Debt/Total
Capitalization (net of cash) 43.8%
Capital Structure as of February 28, 2010
Capitalization
($ millions)
Liquidity - a source of strategic flexibility
Untapped capacity of approximately $14 million on revolving credit facility;
$16 million on receivables facility
Additional capacity to pursue profitable growth

Copyright 2010. Zep Inc. - All rights reserved.

Investment Appeals
Cash Flow:
Track record of strong and
consistent cash flow generation
Operating Leverage:
Sales growth should yield attractive
profitability due to streamlined product
offering, supply chain processes and cost
structure
Fragmented Market:
Ability to grow organically and through
acquisitions

Appendices

Copyright 2010. Zep Inc. - All rights reserved.
Board of Directors and Management
Zep Inc. Named Executive Officers
Name
John K. Morgan Chairman, President & CEO Nov. 2007 30+ yrs; Acuity Lighting Bus; Team grew revenues from $600mm to $2bn
Mark R. Bachmann EVP & Chief Financial Officer Nov. 2007 12 yrs; Acuity Brands; President: Enforcer Products; 12 yrs Quaker Oats
Robert P. Collins VP & Chief Administrative Officer Nov. 2007 VP & Chief HR Officer: Serologicals Corp.
Jeffrey J. Sorensen VP & Chief Marketing Officer Oct. 2008 23+ yrs; Increasing roles in marketing at Georgia Pacific and Johnson Diversey
C. Francis Whitaker, III VP, General Counsel & Secretary Nov. 2007 VP & General Counsel: Acuity Brands; 11 yrs: private law firms
Title
Name
Zep Inc. Board of Directors
Title
J. Veronica Biggins Director: Hodge Partners; Avnet Corp. & AirTran Holdings Inc.
Ronald D. Brown Managing Director, Taft Law Consulting, LLC; Former President and CEO of Milacron, Inc.; Director: A.O. Smith Company
Earnest W. Deavenport, Jr. Retired Chairman & CEO: Eastman Chemical Co.; Former Director Acuity Brands; Director: King Pharmaceuticals, Inc. & Regions
Financial Inc.
O.B. Grayson Hall, Jr.   President & CEO and Director, Regions Financial Corporation
Sidney J. Nurkin Of Counsel: Alston & Bird, LLP.
Joseph Squicciarino   CFO: King Pharmaceuticals, Inc. Formerly, CFO-N. America: Revlon, Inc.; CFO-Int’l: Revlon International, Inc. Group & Controller,
Pharmaceuticals-Europe, Middle East, Africa: Johnson & Johnson
Timothy T. Tevens President, CEO & Director: Columbus McKinnon Corp. Director: ISMA
21
Zep Inc. Hire Yr. Prior Experience

Copyright 2010. Zep Inc. - All rights reserved. Copyright 2010. Zep Inc. - All rights reserved.
Company History
1896
Selig founded
1937
Zep Founded
1962
Zep merges w/
Nat’l Linen to
form NSI
1997
NSI acquires Enforcer
Products
2001
NSI spins off Lighting
& Chemicals to form
Acuity Brands
2007
Zep Inc. spins off
from Acuity Brands,
Inc.
A leading provider of innovative cleaning and maintenance solutions for
Institutional, Industrial and Commercial end users
22
. . . Over 100 years old
2010
Zep Inc. acquires
Amrep, Inc.

Net Sales ($mm)
$535
$552
$566
$575
$501
2005
2006
2007
2008
2009

Margin %
$48.7
$48.6
$43.7
$45.7
$27.2
9.1%
8.8%
7.7%
8.0%
5.4%
$23.1
$21.3
$14.1
$16.3
$9.3
2005
2006
2007
2008
2009

Copyright 2010. Zep Inc. - All rights reserved.
Net Sales --- 2009 sales affected by
economic conditions and
restructuring activities
Adjusted EBITDA
(1)
affected by volume
declines and raw material costs
Historical Financial Situation
($ millions)
Transformation underway…
Aspiration to achieve peer-level performance
Net Income
Adj
. EBITDA
(1) See following slide for reconciliation of adjusted EBITDA.

Superior Solutions

MISTY

Foaming
Evaporator
Cleaner
A/C Intake
Refresher
Super
Purple
SUPER
RUST
BREAKER

i-Chem
INSECT
REPELLENT
DUAL PURPOSE
BLASTER
HI-GLOSS PROTECTANT

Copyright 2010. Zep Inc. - All rights reserved.
Amrep Acquisition
Strategic Fit
• Immediately provides a strong presence in automotive market
• Increases penetration in distribution channel
• Expands product portfolio with nationally recognized brands
• Compliments existing customer base
• Adds additional flexible aerosol manufacturing capabilities
• Delivers significant private label capabilities and relationships
• Existing strong management team will continue to run Amrep’s operations
Benefits to Zep. . .

Copyright 2010. Zep Inc. - All rights reserved.
Financial Outlook
• Amrep sales (12/31/09) of $105 million
• Deal is EPS accretive immediately, excluding transaction costs, opening Amrep balance sheet adjustments and restructuring costs
• Expected revenue, administrative, operational and supply chain synergies
• Estimated annualized synergies of $5 million expected as we enter F’11 and up to $7 million within
24 months
• Restructuring charges expected to be incurred as Zep implements integration plan
Amrep Financial Overview/Outlook
•Cash purchase price: $64.4 million
•Financed with 100% debt; utilizing existing debt capacity (Revolving Credit Facility and Receivables
Facility)

Amrep Financing Summary

Copyright 2010. Zep Inc. - All rights reserved.
26
Adjusted EBITDA Reconciliation
($ millions)
Q1 Q2 Q3 Q4 Q1 Q2
Net (Loss) Income ($1.5) ($0.9) $5.4 $6.3 $5.4 $0.7
Net Interest Expense 0.6 0.4 0.4 0.3 0.3 0.5
Depreciation / Amortization 1.7 1.7 1.6 1.9 1.8 2.5
Income Taxes (0.9) (0.6) 3.3 4.1 3.3 0.2
EBITDA ($0.2) $0.6 $10.7 $12.7 $10.8 $3.9
Adjustments
  Purchase acct. impact on COGS - - - - - 0.5
  Restructuring 1.9 1.1 0.0 0.4 0.4 0.0
  Acquisition Costs - - - - 0.4 1.2
Total Adjustments 1.9 1.1 0.0 0.4 0.8 1.7
Adjusted EBITDA (unaudited) $1.7 $1.7 $10.7 $13.1 $11.6 $5.6
FY09 FY10
($ millions)
2005 2006 2007 2008 2009
Net Income $23.1 $21.3 $14.1 $16.3 $9.3
Interest Expense, net 2.6 4.4 5.0 2.8 1.7
Provisions for Income Taxes 12.0 14.5 10.8 9.7 5.9
Depreciation and Amortization 9.1 8.4 7.1 6.9 7.0
EBITDA (unaudited) 46.8 48.6 36.9 35.7 23.8
Non-recurring environmental charges - - 6.8 - -
Restructuring charges 4.5 - - 10.0 3.4
Gain on sale of National Chemical business (0.5) - - - -
Gain on sale of facilities (2.1) - - - -
Adjusted EBITDA (unaudited) $48.7 $48.6 $43.7 $45.7 $27.2
Years Ended August 31,
Annual . . .
Quarterly . . .

Copyright 2010. Zep Inc. - All rights reserved.
27
Adjusted Net Income and
EPS Reconciliation
($ millions) 2010 2009 2009 2008
Reported (GAAP) Net Income 738 $     (942) $    9,260 $    16,322 $
Incremental expense due to increased basis of acquired inventories 327 -          -           -
Restructuring Charges, net of tax -         694 2,087 5,389
Acquisition Costs 736 -          -           -
Incremental amortization of definite-lived intangible and fixed assets 223 -          -           -
Discontinued Inventory Charge, net of tax -         -          -           955
Adjusted Net Income (unaudited) 2,024 $ (248) $    11,347 $ 22,666 $
Reported (GAAP) Diluted Earnings Per Share 0.03 $    (0.04) $   0.43 $      0.77 $
Incremental expense due to increased basis of acquired inventories 0.02 -          -           -
Restructuring Charges, net of tax -         0.03 0.10 0.25
Acquisition Costs 0.03 -          -           -
Incremental amortization of definite-lived intangible and fixed assets 0.01 -          -           -
Discontinued Inventory Charge, net of tax -         -          0.00 0.05
Adjusted Diluted Earnings Per Share (unaudited) 0.09 $    (0.01) $   0.53 $      1.07 $
Year Ended
August 31
Quarter Ended
February 28

Copyright 2010. Zep Inc. - All rights reserved.
Zep Inc. Non-GAAP Disclosure
• This presentation includes the following supplemental non-GAAP financial measures: EBITDA, adjusted EBITDA, adjusted net income, adjusted diluted earnings per share, and certain ratios derived from non-GAAP measures. GAAP means generally accepted accounting principles in the United States. This presentation contains reconciliations of each of these non-GAAP financial measures to the most directly comparable GAAP financial measure.
• EBITDA is equal to net income plus (a) interest expense, net; (b) provision for income taxes; and (c) depreciation and amortization. In this presentation, adjusted EBITDA is calculated by adding to EBITDA (a) certain charges for a fine incurred by us in connection with the wastewater investigation at our primary manufacturing facility in Atlanta, Georgia related to conduct that took place prior to 2003, as well as a charge taken in the third quarter of fiscal 2007 reflecting our best estimate of costs associated with environmental remediation efforts related to soil and groundwater contamination present at that manufacturing facility, (b) charges we incurred in connection with our restructuring initiatives, (c) the impact that inventory-related purchase accounting adjustments had on
Zep’s Cost of Goods Sold, (d) costs associated with advisory, legal and other due diligence-related services incurred in connection with acquisition-related activity, and excluding from EBITDA (e) gains resulting from the sale of the National Chemical business (a water treatment business), and (f) gains from property-
related sales thatwere unusual in nature given the infrequencywithwhich we dispose of such facilities.
• A more detailed description of adjustments included in non-GAAP measures used in this presentation and reasons why we believe such measures are useful to an investor in evaluating Zep’s performance are as follows:
– Amrep’s purchase price has been allocated to Amrep’s net tangible and intangible assets based on their estimated fair values as of the January 4,
2010 closing date of the acquisition. The estimated fair value of acquired finished goods inventories exceeded the historical net book value for such goods by $0.9 million. As a result of this step-up in asset basis, the Company recognized an increase of cost of goods sold totaling $0.5 million in the last two months of the second fiscal quarter of 2010. The majority of the remainder of this inventory is expected to sell through during Zep’s third fiscal quarter, after which time, the mark up of acquired finished good inventory is not expected to materially impact Zep’s operating results.
– Amrep’s purchase price has been allocated to Amrep’s net tangible and intangible assets based on their estimated fair values as of the acquisition’s closing date. The estimated fair value of fixed assets and definite-lived intangible assets exceeded their pre-acquisition net book values by $4.4 million and $29.0 million, respectively. As a result of this step-up in asset basis, future amortization of fixed assets and definite-lived intangible assets, on an annual basis, will exceed amounts historically recorded by Amrep by approximately $0.5 million and $1.7 million, respectively.
– Acquisition costs reflect advisory, legal and other due diligence-related services incurred in connection with acquisition-related activity. All such costs were expensed as incurred pursuant to purchase accounting.
– During the first quarter of fiscal year 2010, we recorded $0.4 million in restructuring charges primarily related to the cost of facility consolidations.
During the first quarter of fiscal year 2009, Zep’s management initiated actions necessary to reduce non-sales headcount by 5%. Accordingly, we recorded a net pretax charge of $1.9 million during the three months ended November 30, 2008. This charge was entirely composed of severance related costs. In the second quarter of fiscal year 2009, the Company recorded a charge of $1.1 million as it exited two facilities, and, in accordance with SFAS No. 146, Accounting for Costs Associated with Exit or Disposal
Activities,
adjusted sub-lease rental income assumptions associated with a leased facility exited during the third quarter of fiscal year 2008. In the fourth quarter of fiscal year 2009, Zep recorded a pretax restructuring charge of
$0.4 million for costs associated with severances and facility consolidation.
– During the fiscal year 2008, the progress made on the Company’s strategic initiatives resulted in restructuring charges totaling $10 million. The restructuring breakdown is as follows: The company recognized $5.3 million in charges for employee severance related to the new organizational structure that will serve to decentralize specific functions of the business to establish decision making and accountability closer to the customer. Of these charges, $0.8 million was recorded during the second quarter of fiscal year 2008 with the remainder charged in the following quarter.
Additionally, during the third quarter, we incurred a $3.3 million charge related to the consolidation of our corporate headquarters, which includes certain assumptions made regarding future revenue from sublease rentals. Lastly, we recorded a $1.5 million charge related to the write-down and disposal of discontinued inventory as a result of our product line rationalization. This charge addresses the integration of our Selig product line into Zep and the first wave of reductions from the bottom half of our products in our North American I&I product line.
28 28

Copyright 2010. Zep Inc. - All rights reserved.
Zep Inc. Non-GAAP Disclosure
(continued)
– During fiscal year 2007, we paid a fine of $3.8 million in connection with intentional misconduct on the part of certain non-executive employees resulting in our failure to comply with our wastewater discharge permit prior to 2003 at our primary manufacturing facility in Atlanta, Georgia. Of that fine, $2.8 million had been accrued prior to fiscal year 2005. In connection with the investigation, the EPA and Zep each analyzed samples taken from certain sumps at this manufacturing facility, and the results led us to undertake further soil and groundwater studies. Based on the results to date of these studies, we are conducting remediation of the site and in May 2007 accrued a pre-tax liability of $5.0 million representing our best estimate of costs associated with remediation and other related groundwater issues over approximately five years at this site. The remediation will address issues that have developed in the past, during the almost fifty-year period we have been operating at the site.
– During fiscal 2005, we undertook a restructuring initiative designed to streamline operations, improve customer service, and reduce transaction costs.
In connection with these restructuring activities, we incurred a restructuring charge of $4.5 million during the second quarter of fiscal 2005 to reflect the costs associated with the elimination of 70 salaried positions worldwide.
– During fiscal 2004, we sold the National Chemical business, which marketed water treatment chemicals and services. While this sale was completed in fiscal 2004, we deferred the recognition of a portion of the total $1.5 million gain until fiscal 2005. This deferral was necessary because of concerns surrounding the collectability of consideration promised in exchange for National Chemical. We have adjusted our reported fiscal 2005 operating results to exclude the portion of the gains related to the sale of this business that were recognized that fiscal year as proceeds received from the sale are not relevant to our ongoing core operating performance.
– We routinely dispose of certain classes of fixed assets in the normal course of business, such as equipment and vehicles used in the production and delivery of our products. Less frequent are sales of facilities operated by the company. However, in fiscal 2005, we recognized gains on such sales of
$2.1 million. These sales were executed in fiscal 2005 pursuant to a specific review of our leased and owned facilities. While the evaluation of our resources is an on-
going process, the company does not currently have plans involving similar facility sales and, therefore, believes it is useful to adjust reported operating results to present financial measures that exclude gains related to these sales.
– We believe non-GAAP financial measures to be an important indicator of our operating strength and the performance of our business because they provide a link between profitability and operating cash flow, and enhance period-to-period comparability of our operations and financial performance.
We believe these measures exclude or adjust certain items affecting reported operating results that were unusual and/or not comparable to the
Company’s historic core operating results, and additionally adjust reported operating results for certain non-cash items. We also believe that analysts and investors use EBITDA, adjusted EBITDA, and adjusted net income as supplemental measures to evaluate the overall operating performance of companies in our industry.
Our management uses EBITDA, adjusted EBITDA, and adjusted net income:
– as measurements of operating performance because they assist us in comparing our operating performance on a consistent basis as they remove the impact of certain non-cash items aswell as items not directly resulting from our core operations;
– to evaluate the effectiveness of our operational strategies; and
– to evaluate our capacity to fund capital expenditures and expand our business.
EBITDA, adjusted EBITDA, adjusted net income, and the ratios derived from these measures as calculated by us are not necessarily comparable to similarly titled measures used by other companies. In addition, these measures: (a) do not represent net income or cash flows from operating activities as defined by
GAAP; (b) are not necessarily indicative of cash available to fund our cash flow needs; and (c) should not be considered in isolation of, as alternatives to, or more meaningful measures than operating profit, net income, cash provided by operating activities, or our other financial information as determined under GAAP.
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